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                                                                   Exhibit 10.31

                             EMPLOYMENT AGREEMENT

     THIS EMPLOYMENT AGREEMENT ("Agreement") is made as of March 15, 2000, but
                                 ---------
is only effective as of the Effective Date (as defined below), by and among HealthCentral.com, a Delaware corporation ("HCC"), Vitamins.com, Inc., a Delaware corporation ("VC"), and Robert M. Haft ("Employee").
                                                  --------

                                  BACKGROUND

     This Agreement is entered into in connection with and is ancillary to an Agreement and Plan of Reorganization and Merger (the "Plan"), dated as of March
                                                      ----
15, 2000 among HCC, Acquisition Corp., a Delaware corporation and wholly owned subsidiary of HCC ("Acquisition Corp"), and VC, pursuant to which Acquisition
                    ----------------
Corp is to merge with and into VC (the "Merger"), VC will continue as the
                                        ------
surviving corporation in the merger, and the shares of VC capital stock outstanding immediately prior to the effective time of the merger will be converted into shares of HCC Common Stock. The date on which the Merger becomes effective will be the effective date of this Agreement (the "Effective Date").
                                                             --------------

     In consideration for HCC's entering into and performing under the Plan, Employee has agreed to concurrently enter into the Confidentiality Agreement and the Non-Competition Agreement (as provided in Section 5).

     VC and HCC are sometimes together referred to herein as the "Company".

     NOW, THEREFORE, in consideration of the foregoing and the mutual agreements of the parties contained herein, HCC and Employee hereby agree as follows:

     1.  Duties.  Employee will be employed as a full-time employee of HCC and
         ------
initially will serve as its President of VC, and agrees to perform such services as are commensurate with such a position and as may be reasonably required or directed by the Chief Executive Officer of HCC. Employee agrees to perform such other duties and responsibilities, commensurate with Employee's position, as may be reasonably required of him by the Chief Executive Officer of HCC. Employee agrees that, to the best of Employee's ability and experience, Employee will at all times conscientiously perform all of the duties and obligations assigned to Employee in accordance with this Agreement.

     2.  Full-Time Employment.  Employee's employment will be on a full-time
         --------------------
basis, in accordance with standard employee policies for HCC. Except for such activities, if any, as may be set forth in Schedule 1 attached hereto or as may hereafter be consented to by HCC in its sole discretion, during Employee's employment hereunder, Employee will not engage in any other business or render any commercial or professional services, directly or indirectly, to any other person or organization, whether for compensation or otherwise, provided that Employee may (i) provide incidental assistance to family members on matters of family business, and (ii) sit on the boards of charitable and nonprofit organizations which do not compete with HCC, provided in each case that such activities do not conflict with or materially interfere with Employee's obligations to HCC. Employee may make personal investments in nonpublicly traded
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corporations, partnerships or other entities, which are not engaged in: (i) a pharmacy or retail drugstore business (including but not limited to a business involved in the provision of prescription, over-the-counter and health and beauty products) that operates interactively via electronic media, including over the Internet or (ii) a business, other than a manufacturing business, that provides health information, products and services directly to the general public (including linkages between consumers and health providers, payors and ancillary entities) in various communications media, including but not limited to radio, television, Internet, interactive television, interactive cable and satellite (the foregoing description of business activities and markets shall be referred to in this Agreement as "Competitive Businesses"). Notwithstanding
                                  ----------------------
anything to the contrary contained in this Agreement, Employee may make personal investments in publicly traded corporations regardless of the business they are engaged in, provided that Employee does not at any time own in excess of 1% of the issued and outstanding stock of any such publicly traded corporation that is engaged in any Competitive Businesses.

     3.  Place of Employment.  During the term of employment, Employee shall
         -------------------
render his services principally at the principal executive offices of the Company, as mutually agreed. In addition, Employee shall do such traveling as shall be reasonably necessary in connection with his duties and responsibilities hereunder.

     4.  Compensation.
         ------------

         (a) Salary.  Employee's initial monthly base salary rate shall be
             ------
$12,500 per month (the "Monthly Base Salary") ($150,000 on an annualized basis),
                        -------------------
subject to review and increase from time to time thereafter in accordance with the Company's policies. Such salary shall be paid in accordance with the Company's normal payroll practices.

         (b) Business Expenses.  The Company shall reimburse Employee for all
             -----------------
reasonable business expenses incurred by Employee in the course of performing services for the Company under this Agreement in accordance with the Company's then existing policy relating to reimbursement of business expenses for the Company's employees.

         (c) Other Benefits.  Employee will be entitled to participate in or
             --------------
receive benefits commensurate with Employee's position and those of similarly situated employees of HCC in accordance with HCC's standard employee policies in effect from time to time. HCC may change, amend, modify or terminate any benefit plan from time to time.

         (d) Withholding, Etc.  The Company may make such deductions,
             ----------------
withholdings and other payments from all sums payable pursuant to this Agreement which are required by law or as Employee requests in writing for taxes and other charges.

         (e) Vacation.  Employee shall be entitled to no less than three weeks
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of paid vacation or personal time off during each full calendar year of his employment hereunder (and a pro rata portion thereof for any period of such employment that is less than a full calendar year) or such greater amount of vacation, personal and other leave as HCC provides to similarly situated employees of HCC.

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     5.  Confidentiality.  Simultaneously with the execution of this Agreement,
         ---------------
Employee is executing and delivering and hereby adopts and agrees to be bound by the form of Confidential Information and Invention Assignment Agreement attached hereto as Schedule 2 (the "Confidentiality Agreement").
                           -------------------------

     6.  Termination.  Employee's employment with the Company will be on an "at
         -----------
will" basis, which means that either Employee or HCC may terminate Employee's employment at any time for any reason or no reason, without further obligation or liability, subject to the terms and conditions of this Agreement. Except in the case of Employee's fraud or theft or misappropriation of Company property, the Company's sole recourse against Employee for breaches under this Agreement shall be to exercise its right to terminate Employee's employment with the Company. In particular,

         (a) Employee's employment shall terminate upon the death of Employee.

         (b) The Company may terminate Employee's employment by written notice to Employee in the event Employee is unable, for a period of three or more consecutive months or 150 calendar days during any consecutive twelve-month period, due to illness, accident or other physical or mental incapacity, to perform his duties hereunder.

         (c) The Company may terminate Employee's employment for "Cause" (as
                                                                  -----
defined below) by written notice to Employee.

         (d) The Company may terminate Employee's employment for any other reason by written notice to Employee.

         (e) Employee may terminate Employee's employment for any reason at any time by written notice to the Company.

         (f) The Confidentiality Agreement, the Non-Competition Agreement executed by the Employee concurrently herewith and Sections 5, 6, 7, 8 and 9 of this Agreement shall survive the termination of this Agreement as a result of the termination of Employee's employment for any reason.

     7.  Definition of "Cause."  As used in this Agreement, the term "Cause"
         --------------------                                         -----
shall mean:

         (a) Employee personally engaging in knowing and intentional illegal conduct which is seriously injurious to HCC or its affiliates;

         (b) Employee being convicted of a felony, or committing a material act of dishonesty or fraud against, or the material misappropriation of property belonging to, HCC or its affiliates;

         (c) Employee habitually neglecting his duties hereunder,

         (d) Employee knowingly and intentionally breaching any material term of this Agreement, the Confidentiality Agreement or the Noncompetition Agreement executed by the

                                      -3-
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Employee concurrently herewith (the "Noncompetition Agreement");

         (e) Employee's commencement of employment with another employer while he is an employee of HCC; or

         (f) any material breach by Employee of any material provision of this Agreement or the Confidentiality Agreement or the Non-Competition Agreement executed by the Employee concurrently herewith which continues incurred for thirty (30) days following notice thereof.

     8.  Severance Payment.  If HCC terminates Employee's employment pursuant to
         -----------------
Section 6(d) during the period beginning on the Effective Date and ending one year thereafter (the "Severance Period"), then HCC will pay Employee on a
                      ----------------
monthly basis and at a monthly rate the Monthly Base Salary for the greater of
(i) six (6) months or (ii) each month remaining in the Severance Period (subject to proration for any partial month so remaining), subject to Employee's continued compliance with all the terms of the Confidentiality Information and the Non-Competition Agreement and the surviving terms of this Agreement, and provided, however, that if Employee begins rendering services as an employee or
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consultant in excess of thirty (30) hours per week to any person or entity during the Severance Period and receives salary for such services, then the Company will cease making such severance payments at such time. Employee has no obligation to seek employment during the Severance Period.

     9.  Miscellaneous.
         -------------

         (a) Notices.  Any and all notices permitted or required to be given
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under this Agreement must be in writing.  Notices will be deemed given (i) when personally received or when sent by facsimile transmission (as evidenced by the sender's confirmation receipt), (ii) on the first business day after having been sent by commercial overnight courier with written verification of receipt, or
(iii) seventy-two (72) hours after having been sent by registered or certified mail from a location on the United States mainland, return receipt requested, postage prepaid, whichever occurs first, at the address set forth below or at any new address, notice of which will have been given in accordance with this
Section 9(a):

         If to HCC:

                HealthCentral.com
                6001 Shellmound Street, Suite 800
                Emeryville, CA  94608
                Attn:  Chief Executive Officer

         If to Employee:

                Robert M. Haft


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          with a copy to:

                Venable, Baetjer, Howard and Civiletti, LLP
                1615 L Street, N.W., Suite 400
                Washington, D.C. 20036
                Attn: Michael A. Schlesinger
                Tel. No. (202) 429-3288
                Facsimile No. (202) 429-3231

          (b) Entire Agreement; Amendments. This Agreement, the Confidentiality
              ----------------------------
Agreement and the Noncompetition Agreement contain the entire agreement and supersede and replace all prior agreements between HCC or Company and Employee concerning the subject matter contained in this Agreement. This Agreement may not be changed or modified in whole or in part except by a writing signed by the party against whom enforcement of the change or modification is sought.

          (c) Successors and Assigns.  This Agreement will not be assignable by
              ----------------------
either Employee or HCC, except that the rights and obligations of HCC under this Agreement may be assigned to a corporation which becomes the successor or HCC to HCC or Company as the result of a merger or other change of control in the ownership of HCC or Company.

          (d) Governing Law.  This Agreement will be governed by and interpreted
              -------------
according to the substantive laws of the State of Delaware without regard to such state's conflicts law. Each party hereto agrees to submit to the jurisdiction of the state and Federal courts located within the State of Delaware and agrees that venue for any dispute hereunder shall lie exclusively in such courts.

          (e) No Waiver.  The failure of either party to insist on strict
              ---------
compliance with any of the terms of this Agreement in any instance or instances will not be deemed to be a waiver of any term of this Agreement or of that party's right to require strict compliance with the terms of this Agreement in any other instance.

          (f) Severability.  Employee and HCC recognize that the limitations
              ------------
contained herein are reasonably and properly required for the adequate protection of the interests of HCC. If for any reason a court of competent jurisdiction or binding arbitration proceeding finds any provision of this Agreement, or the application thereof, to be unenforceable, the remaining provisions of this Agreement will be interpreted so as best to reasonably effect the intent of the parties. The parties further agree that the court or arbitrator shall replace any such invalid or unenforceable provisions with valid and enforceable provisions designed to achieve, to the extent possible, the business purposes and intent of such unenforceable provisions.

          (g) Counterparts.  This Agreement may be executed in counterparts
              ------------
which when taken together will constitute one instrument. Any copy of this Agreement with the original signatures of all parties appended will constitute an original.

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     (h) Attorneys' Fees.  In the event any dispute arises hereunder the court
         ---------------
shall have the authority to award costs and attorneys' fees to the prevailing party.

     IN WITNESS WHEREOF, this Agreement is made and effective as of the Effective Date.



HEALTHCENTRAL.COM                       EMPLOYEE


By: /s/ Albert L. Greene                 /s/ Robert M. Haft
   ------------------------------       -----------------------------------
                                        ROBERT M. HAFT
Title: President and CEO
      ---------------------------




VITAMINS.COM, INC.



By: /s/ Robert M. Haft
   ------------------------------

Title: President
      ---------------------------

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                                  SCHEDULE 1

                             PERMITTED ACTIVITIES





Robert M Haft Insurance Trust 1986
RMH Investment Associates LLC
ROBERT HAFT CAPITAL L.L.C.
ROBERT HAFT GROUP L.L.C.
Home Health L.L.C
Jefferson Chase LLC
Colby Bartlett LLC
Hamilton Morgan LLC
Cropexchange.com
Claimjump.com
Intrepid Connecticut Ave. L.L.C.
Intrepid C Street L.L.C.

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                                  SCHEDULE 2

                           CONFIDENTIALITY AGREEMENT

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                                  SCHEDULE 3

                           NONCOMPETITION AGREEMENT

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